Exhibit 10.1

VENOCO, INC.

AMENDED AND RESTATED

2005 STOCK INCENTIVE PLAN

1.                                      PURPOSES.

(a)                                  Background. This Plan was adopted on October 13, 2005, and approved by the Company’s stockholder effective December 12, 2005. This Plan was amended and restated on May 9, 2006, and approved as amended and restated by the Company’s stockholder on May 9, 2006.

(b)                                  Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

(c)                                  Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following:  (i) Incentive Stock Options, (ii) Nonqualified Stock Options, (iii) rights to acquire restricted stock, and (iv) stock appreciation rights.

(d)                                  General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.                                      DEFINITIONS.

(a)                                  “Affiliate” means any entity that controls, is controlled by, or is under common control with the Company.

(b)                                  “Board” means the Board of Directors of the Company.

(c)                                  “Change of Control” means:

(i)                                     Any person (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (“Exchange Act”)) other than Timothy M. Marquez, Bernadette B. Marquez, individually or as trustees of the Marquez Trust under Trust Agreement dated February 26, 2002, as amended, their respective legal representatives, and/or the issue of either of them (the “Marquez Family”) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Securities Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities;

(ii)                                  The stockholders of the Company approve a merger or consolidation of the Company with any other entity, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as such term is used in Section 13(d) and 14(d) of the Exchange Act) other than the Marquez Family acquires more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or

(iii)                               The stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets. For purposes of this clause (iii), the term “the sale or disposition by the Company of all or substantially all of the Company’s assets” shall mean a sale or other disposition transaction or series of related transactions involving assets of the Company or of any direct or indirect subsidiary of the Company (including the stock of any direct or indirect subsidiary of the Company) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefor or by such other method as the Board determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than two-thirds of the “fair market value of the Company” (as hereinafter defined). For purposes of the preceding sentence only, the “fair market value of the Company” shall be the aggregate market value of the Company’s outstanding common stock (on a fully diluted basis) plus the aggregate market value of the Company’s other outstanding equity securities. The aggregate market value of the Company’s equity securities shall be determined by multiplying the number of shares of the Company’s Common Stock (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions (the “Transaction Date”) by the average closing price of such security for the ten (10) trading days immediately preceding the Transaction Date, or if not publicly traded, by such other method as the Board shall determine is appropriate; or

(iv)                              The Marquez Family is no longer the largest beneficial owner of the Company’s outstanding equity securities and Timothy Marquez is no longer the Chief Executive Officer or Chairman of the Board of Directors of the Company.

(d)                                  “Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

(e)                                  “Committee” means a pre-existing or newly formed committee of members of the Board appointed by the Board in accordance with subsection 3(c).

(f)                                    “Common Stock” means the Company’s common stock par value US$0.01 per share and other rights with respect to such shares of common stock.

(g)                                 “Company” means Venoco, Inc., a Delaware corporation.

(h)                                 “Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate.

(i)                                    “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. Unless otherwise provided in a Stock Award Agreement or Option Agreement, as applicable, the Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service to the Company or an Affiliate as an Employee, Director or Consultant. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate may not constitute an interruption of Continuous Service. The Board or the Committee, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence, including sick leave, military leave or any other personal leave.

(j)                                    “Covered Employee” means the Company’s chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(k)                                “Director” means a member of the Board of Directors of the Company.

(l)                                    “Disability” means the Participant’s inability, due to illness, accident, injury, physical or mental incapacity or other disability, to carry out effectively the duties and obligations to the Company and its Affiliates performed by such person immediately prior to such disability for a period of at least six (6) months, as determined in the good faith judgment of the Board.

(m)                              “Dollars” or “$” or “US$” means United States dollars.

(n)                                 “Employee” means any person employed by the Company or an Affiliate. Service as a Director or payment of a director’s fee by the Company or an Affiliate alone shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(o)                                  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p)                                  “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)                                     If the Common Stock is listed on any established share exchange, or traded on The Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of Common Stock shall be the closing sales price for such share (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in Common Stock if such shares are traded on more than one such exchange or market) on the last market trading day prior to the day of determination, as reported by such exchange or market or such other source as the Board reasonably deems reliable.

(ii)                                  In the absence of such markets for the Common Stock, the Fair Market Value shall be a value determined by the Board in accordance with Section 422 of the Code for

Incentive Stock Options and in accordance with Section 409A of the Code for all other types of Stock Awards.

(q)                                  “Incentive Stock Option” means an Option designated as an incentive stock option in an Option Agreement and that is granted in accordance with the requirements of, and that conforms to the applicable provisions of, Section 422 of the Code.

(r)                                  “Independent Director” means a Director (i) who satisfies the definition of Independent Director or similar definition under the applicable stock exchange or Nasdaq rules and regulations upon which the Common Stock is traded from time to time and (ii) who either (A) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (B) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(s)                                  “Nonqualified Stock Option” means an Option that is not designated in an Option Agreement as an Incentive Stock Option or was not granted in accordance with the requirements of, and does not conform to the applicable provisions of, Section 422 of the Code.

(t)                                    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(u)                                 “Option” means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to the Plan.

(v)                                   “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant.

(w)                                “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(x)                                  “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(y)                                  “Plan” means this Venoco, Inc. Amended and Restated 2005 Employee Stock Incentive Plan.

(z)                                  “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(aa)                            “Securities Act” means the Securities Act of 1933, as amended.

(bb)                            “Stock Award” means any right granted under the Plan, including an Option, a right to acquire restricted Common Stock, and a stock appreciation right.

(cc)                            “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award (other than an Option) evidencing the terms and conditions of an individual Stock Award grant.

(dd)                            “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent corporation or any subsidiary corporation, both as defined in Section 424 of the Code.

3.                                      ADMINISTRATION.

(a)                                  Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c). The Board may, at any time and for any reason in its sole discretion, rescind some or all of such delegation.

(b)                                  Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)                                     To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii)                                  To construe and interpret the Plan, Stock Awards granted under it, Option Agreements and Stock Award Agreements, and to establish, amend and revoke rules and regulations for their administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement or Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii)                               To amend the Plan, a Stock Award, a Stock Award Agreement or an Option Agreement as provided in Section 12.

(iv)                              Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

(c)                                  Delegation to Committee.

(i)                                    General. The Board may delegate administration of the Plan and its powers and duties thereunder to a Committee or Committees, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. Upon such delegation, the Committee shall have the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be deemed to include the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. In its absolute discretion but subject to the rules of any share exchange or market on which the Company’s shares are listed or traded, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan, except respecting matters under Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, or any rules or regulations issued thereunder, which are required to be determined in the sole discretion of the Committee.

(ii)                                Committee Composition. A Committee shall consist solely of two or more Independent Directors. Within the scope of its authority and subject to the rules of any share exchange or market on which the Company’s shares are listed or traded, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Independent Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who are not Independent Directors or to the Company’s Chief Executive Officer the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act and with respect to whom the Company does not wish to comply with Section 162(m) of the Code.

(d)                                  Effect of Board’s Decision; No Liability. All determinations, interpretations and constructions made by the Board or the Committee in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons. No member of the Board or the Committee or any person to whom duties hereunder have been delegated shall be liable for any action, interpretation or determination made in good faith, and such persons shall be entitled to full indemnification and reimbursement consistent with applicable law and in the manner provided in the Company’s Certificate of Incorporation, as the same may be amended from time to time, or as otherwise provided in any agreement between any such member and the Company.

(e)                                  Conformance to Section 409A of the Code. If, at any time, tax advisors to the Company determine that the terms of any outstanding Stock Award result in additional tax or interest to the holder under Section 409A of the Code, the Board or the Committee shall have the authority to enter into an amendment of such Stock Award, consistent with this Plan, that is designed to avoid such additional tax or interest. If any Stock Award constitutes deferred compensation within the meaning of Section 409A of the Code, any acceleration of the payment of such Stock Award upon a Change of Control as provided under this Plan shall occur only if the Change of Control constitutes, in the good-faith determination of the Board or the Committee, a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, under Section 409A of the Code. If any other payment under this Plan constitutes deferred compensation within the meaning of Section 409A of the Code and if the Plan fails to satisfy the requirements of Section 409A(2), (3) or (4) of the Code with respect to such payment, such provision shall be operated in a manner that, in the good-faith determination of the Board or the Committee, seeks to bring the provision into compliance with those requirements while preserving as closely as possible the original intent of the provision.

(f)                                    No Guaranty of Favorable Tax Treatment. Although the Company intends to administer the Plan so that Stock Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Stock Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any Participant for any tax, interest or penalties the Participant might owe as a result of the grant, holding, vesting, exercise or payment of any Stock Award under the Plan.

4.                                      STOCK SUBJECT TO THE PLAN.

(a)                                  Share Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Incentive Stock Options and other Stock Awards shall not exceed a maximum aggregate of 1,700,000 shares of Common Stock. Stock appreciation rights provided for in Section 7(b) hereof that are payable only in cash will not reduce the number of shares of Common Stock available for Stock Awards granted under the Plan. Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the maximum aggregate number of shares of Common Stock for which Stock Awards may be issued to any Participant under the Plan during any calendar year from and after the date the Company is “publicly held” pursuant to Section 162(m) of the Code shall not exceed 570,000 shares of Common Stock. The limitation set forth in the preceding sentence shall be construed in accordance with Treasury Regulations issued under Section 162(m) of the Code.

(b)                                  Reversion of Stock to the Share Reserve. If any Stock Award shall for any reason expire, fail to vest or otherwise terminate, in whole or in part, without having been exercised in full, the Common Stock not acquired under such Stock Award, and any forfeited shares, shall revert to and again become available for issuance under the Plan, except to the extent prohibited by law or the terms of this Plan.

(c)                                  Source of Shares. The Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.                                      ELIGIBILITY.

(a)                                  Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b)                                  Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c)                                  Consultants.

(i)                                     A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register a resale of the Company’s securities issued to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Board or the Committee determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

(ii)                                  Form S-8 generally is available to Consultants only if (i) they are natural persons; (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer’s parent; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

6.                                      OPTION PROVISIONS.

Each Option Agreement shall be subject to the terms and conditions of this Plan. Each Option and Option Agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonqualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical.

(a)                                  Provisions Applicable to All Options.

(i)                                    Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid either (x) in cash in Dollars or (y) in the discretion of the Board or the Committee with Common Stock based on the Fair Market Value of such Common Stock, in either case at the time the Option is exercised.

(ii)                                Term. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted. Further, no grant of an Option shall be made under this Plan more than ten (10) years after the date the Plan is approved by the stockholders of the Company.

(iii)                            Vesting Generally. The total number of shares of Common Stock subject to an Option may (A) vest, and therefore become exercisable, in periodic installments that may, but need not, be equal, or (B) be fully vested at the time of grant. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board or the Committee may deem appropriate. The vesting provisions, if any, of individual Options may vary. The provisions of this subsection 6(a)(ii) are subject to any Option Agreement provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(iv)                               Termination of Continuous Service. Unless otherwise provided in the Option Agreement, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death, Disability or as a result of a Change of Control), all Options held by the Optionholder shall immediately terminate; provided, however, if an Optionholder’s

Continuous Service is terminated by the Company for reasons other than for cause, all vested Options held by such person shall continue to be exercisable until the earlier of the expiration date of such Option or 180 days after the date of such termination. All such vested Options not exercised within the period described in the preceding sentence shall terminate.

(v)                                   Disability or Death of Optionholder. Unless otherwise provided in the Option Agreement, in the event of an Optionholder’s Disability or death, all unvested Options shall immediately terminate, and all vested Options held by such person shall continue to be exercisable until twelve (12) months after the date of such Disability or death. All such vested Options not exercised within such 12—month period shall terminate.

(b)                                  Provisions Applicable to Incentive Stock Options.

(i)                                    Exercise Price of an Incentive Stock Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(ii)                                Incentive Stock Option $100,000 Limitation. Notwithstanding any other provision of the Plan or an Option Agreement, the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionholder in any calendar year, under the Plan or any other option plan of the Company or its Affiliates, shall not exceed $100,000. For this purpose, the Fair Market Value of the Common Stock shall be determined as of the time an Option is granted. The Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Common Stock Options.

(iii)                            Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Option holder only by the Option holder.

(c)                                  Provisions Applicable to Nonqualified Stock Options.

(i)                                    Exercise Price. The exercise price of each Nonqualified Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonqualified Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Sections 424(a) or 409A of the Code.

(ii)                                Limits on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this subsection 6(c)(ii), applicable law or the Option Agreement, as the same may be amended from time to time:  (x) all Nonqualified Stock Options are non-transferable and will not be subject in any manner to sale, transfer, alienation, assignment, pledge, encumbrance or charge; (y) Nonqualified Stock Options will be exercised only by the Participant; and (z) amounts payable or shares issuable pursuant to a Nonqualified Stock Option will be delivered only to (or for the account of) the Participant. In addition, the shares shall be subject to any restrictions set forth in the applicable Option Agreement. The exercise and transfer restrictions in this subsection 6(c)(ii) will not apply to (A) transfers to the Company or, with the express written approval of the Board or the Committee, transfers by gift to “immediate family,” as that term is defined in SEC Rule 16a-1(e) promulgated under the Exchange Act, (B) the designation of a beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercises by the Participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution, or (C) if the Participant has suffered a Disability, permitted transfers or exercises on behalf of the Participant by the Participant’s duly authorized legal representative.

7.                                      PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a)                                  Restricted Stock Awards. Each restricted Stock Award Agreement shall be in such form and shall contain such restrictions, terms and conditions, if any, as the Board or the Committee shall deem appropriate and shall be subject to the terms and conditions of this Plan. The terms and conditions of restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate restricted Stock Award Agreements need not be identical, but each restricted Stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)                                    Consideration. A restricted Stock Award may be awarded in consideration for past services actually rendered, or for future services to be rendered, to the Company or an Affiliate for its benefit.

(ii)                                Vesting. Common Stock awarded under the restricted Stock Award Agreement may (A) be subject to a vesting schedule to be determined by the Board or the Committee, or (B) be fully vested at the time of grant.

(iii)                            Termination of Participant’s Continuous Service. Unless otherwise provided in the restricted Stock Award Agreement, in the event a Participant’s Continuous Service terminates prior to a vesting date set forth in the restricted Stock Award Agreement, any unvested restricted Stock Award shall be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company, and neither the Participant nor his or her heirs, executors, administrators or successors shall have any right or interest in the restricted Stock Award. Notwithstanding the foregoing, unless otherwise provided in the restricted Stock Award Agreement, in the event a Participant’s Continuous Service terminates as a result of (w) being terminated by the Company for reasons other than for cause, (x) death, (y) Disability, or (z) a Change of Control (subject to the provisions of subsection 11(c) hereof), then any unvested restricted Stock Award shall vest immediately upon such date.

(iv)                               Transferability. Rights to acquire Common Stock under the restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as the Board or the Committee shall determine in its discretion and set forth in the restricted Stock Award Agreement; provided, however, that in all cases the Common Stock awarded under the restricted Stock Award Agreement shall remain subject to the terms of the restrictedStock Award Agreement.

(v)                                   Waiver of Restrictions. Subject to the specific limitations on restricted Stock Awards contained in this Plan, the Board or the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Participant, any adjustment in the vesting schedule or the restrictions upon or the term of, a restricted Stock Award granted under this Plan by amendment, by substitution of any outstanding restricted Stock Award, by waiver or by other legally valid means.

(b)                                  Grant of Stock Appreciation Rights. Stock appreciation rights to receive Common Stock (or, at the discretion of the Board or the Committee, an equivalent amount of cash) equal to the excess of the Fair Market Value of Common Stock on the date the rights are surrendered over the Fair Market Value of Common Stock on the date of grant may be granted to any Employee, Director or Consultant selected by the Board or the Committee. A stock appreciation right may be granted (i) in connection and simultaneously with the grant of another Stock Award, (ii) with respect to a previously granted Stock Award, or (iii) independent of another Stock Award. A stock appreciation right shall be subject to such terms and conditions not inconsistent with this Plan as the Board or the Committee shall impose and shall be evidenced by a written stock appreciation right agreement, which shall be executed by the Participant and an authorized officer of the Company. The Board or the Committee, in its discretion, may determine whether a stock appreciation right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and stock appreciation right agreements evidencing stock appreciation rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. The Board or the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a stock appreciation right that the Participant surrender for cancellation some or all of the Stock Awards (if any) previously granted to such person under this Plan or otherwise. A stock appreciation right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Stock Award, may contain such other terms as the Board or the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Stock Award.

8.                                      AVAILABILITY OF SHARES. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

9.                                      USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.                               MISCELLANEOUS.

(a)                                  Exercise of Awards. Stock Awards shall be exercisable at such times, or upon the occurrence of such event or events as the Board or the Committee shall determine. Stock Awards may be exercised in whole or in part. Common Stock purchased upon the exercise of a Stock Award shall be paid for in full at the time of such purchase.

(b)                                  Acceleration of Exercisability and Vesting. The Board or the Committee shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(c)                                  Board Discretion. Notwithstanding the provisions of Section 6, in the event of, or in anticipation of, a termination of employment or service with the Company for any reason, other than a discharge for cause, the Board or the Committee may accelerate the vesting and exercisability of all or a portion of a Stock Award and/or, subject to the provisions of subsection 6(a)(ii), extend the exercisability period of a Participant’s Option upon such terms as the Board or the Committee determines as expressly set forth in or by amendment to the Option Award; provided that, in the good faith determination of the Board or the Committee, such acceleration or extension will not likely result in the imposition of additional tax or interest under Section 409A of the Code for the holder of the affected Stock Award.

(d)                                  Options in Substitution for Stock Options Granted by Other Corporations. Options may be granted to Employees, Directors and Consultants under this Plan in substitution for employee stock options granted by other entities, in connection with a merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity; provided that, in the good faith determination of the Board or the Committee, the terms of such substitution are not likely to result in the imposition of additional tax or interest under Section 409A of the Code for the holder of the affected Stock Award.

(e)                                  Stockholder Rights.

(i)                                    Options. Unless otherwise provided in and upon the terms and conditions in the Option Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Common Stock subject to an Option unless and until such Participant has satisfied all requirements for exercise of, and has exercised, the Option pursuant to its terms.

(ii)                                Restricted Stock. Unless otherwise provided in and upon the terms and conditions in the Stock Award Agreement governing an award of restricted stock, a Participant shall have the right to receive all dividends and other distributions paid or made respecting such restricted stock; provided, however, no unvested restricted stock shall have any voting rights of a stockholder respecting such unvested restricted stock unless and until such unvested restricted stock becomes vested.

(f)                                    No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted, or any other capacity, or shall affect the right of the Company or an Affiliate to terminate with or without notice and with or without cause (i) the employment of an Employee, (ii) the service of a Consultant to the Company or an Affiliate or (iii) the service of a Director of the Company or an Affiliate.

(g)                                 Withholding Obligations. If the Company has or will have a legal obligation to withhold the taxes related to the grant, vesting or exercise of the Stock Award, such Stock Award may not be granted, vested or exercised in whole or in part, unless such tax obligation is first satisfied in a manner satisfactory to the Company. If permitted by the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means:  (i) tendering a cash payment in Dollars; (ii) authorizing the Company to withhold Common Stock from the Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered Common Stock.

(h)                                 Listing and Qualification of Shares. This Plan and grant and exercise of Stock Awards hereunder, and the obligation of the Company to sell and deliver shares of Common Stock under such Stock Awards, shall be subject to all applicable United States federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Common Stock upon any exercise of a Stock Award until completion of any stock exchange listing, or other qualification of such shares of Common Stock under any United States federal or state law rule or regulation as the Company may consider appropriate, and may require any individual to whom a Stock Award is granted, such individual’s beneficiary or legal representative, as applicable, to make such representations and furnish such information as the Board or the Committee may consider necessary, desirable or advisable in connection with the issuance or delivery of the Common Stock in compliance with applicable laws, rules and regulations.

(i)                                    Non-Uniform Determinations. The Board’s or the Committee’s determinations under this Plan (including, without limitation, determinations of the persons to receive Stock Awards, the form, term, provisions, amount and timing of the grant of such Stock Awards and of the agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Stock Awards under this Plan, whether or not such persons are similarly situated.

11.                               ADJUSTMENTS UPON CHANGES IN STOCK.

(a)                                  Capitalization Adjustments. In the event of any reclassification, recapitalization, stock split (including in the form of a stock dividend) or reverse stock split,

merger, combination, consolidation or other reorganization of the Company, the Plan will be appropriately adjusted with respect to the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person and the outstanding Stock Awards will be appropriately adjusted with respect to the class(es) and number of securities and the exercise price per share of Common Stock subject to such outstanding Stock Awards; provided, however, that subsection 11(b) shall apply to any such transaction that constitutes a Change of Control; and provided further that, in the good faith determination of the Board or the Committee, the terms of such adjustment are not likely to result in the imposition of additional tax or interest under Section 409A of the Code for the holder of an affected Stock Award. The Board or the Committee shall make such adjustments, and its determination shall be final, binding and conclusive.

(b)                                  Change of Control. Except as otherwise set forth in an Option Agreement or Stock Award Agreement, unless prior to a Change of Control the Board or the Committee determines that, upon its occurrence, benefits under any or all Options will not accelerate or determines that only certain or limited benefits under any or all Options will be accelerated and the extent to which they will be accelerated, and/or establishes a different time in respect of such event for such acceleration, then upon (or, as may be necessary to effectuate the purposes of this acceleration, immediately prior to) the occurrence of a Change of Control each Option will become immediately vested and exercisable. Any acceleration of an Option will comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances otherwise require, may be deemed by the Board or the Committee to occur not more than thirty (30) days before or only upon the consummation of the Change of Control.

(c)                                  Termination of Option. Without any limitation on the Board’s or the Committee’s authority pursuant to the foregoing, if the vesting of any Option has been fully accelerated as required or permitted pursuant to the foregoing but is not exercised prior to (x) a dissolution of the Corporation, (y) an event described in subsection 11(a) that the Company does not survive or (z) the consummation of a Change of Control approved by the Board or the Committee, the Option shall terminate, subject to any provision that has been expressly made by the Board or the Committee for the survival, substitution, assumption, exchange or other settlement of the Option.

(d)                                  Possible Rescission of Acceleration. If the vesting of an Option has been accelerated in anticipation of an event or upon stockholder approval of an event and the Board or the Committee later determines that the event will not occur, the Board or the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Option.

(e)                                  Alternative Settlement. In the event of any transaction subject to subsection 11(a) or (b), the Board or the Committee may make provision for a settlement by a cash payment or for the substitution of any or all outstanding Stock Awards for cash, securities or other property (or for other awards) based on the distribution or consideration payable to holders of the Common Stock upon or in respect of such event; provided that, in the good faith determination of the Board or the Committee, the terms of such settlement or substitution are not likely to result in the imposition of additional tax or interest under Section 409A of the Code to the holder of an affected Stock Award.

12.                               AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a)                                  Amendment of Plan. The Board or the Committee at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any applicable Nasdaq or securities exchange listing requirements.

(b)                                  Stockholder Approval. The Board or the Committee may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(c)                                  Contemplated Amendments. It is expressly contemplated that the Board or the Committee may amend the Plan in any respect the Board or the Committee deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d)                                  No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless the Participant consents in writing.

(e)                                  Amendment of Stock Awards. The Board or the Committee at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless the applicable Participant consents in writing.

(f)                                    Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Board may amend the Plan or a Stock Award or Option Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or a Stock Award or Option Agreement to any present or future law relating to plans of this or similar nature ( including Section 409A of the Code), and to the administrative regulations and rulings promulgated thereunder.

13.                               TERMINATION OR SUSPENSION OF THE PLAN.

(a)                                  Plan Term. The Board or the Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date this amended and restated Plan is adopted by the stockholders of the Company. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)                                  No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

(c)                                  Savings Clause. This Plan is intended to comply in all aspects with applicable laws and regulations. In case any one or more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law or regulation, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws so as to foster the intent of this Plan.

14.                               EFFECTIVE DATE OF PLAN.

The Plan shall become effective as determined by the Board or the Committee, but no Stock Award shall be exercised (or, in the case of a restricted Stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board or the Committee.

15.                               CHOICE OF LAW.

The law of the Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

Stockholder Approval

The undersigned, being the sole stockholder of Venoco, Inc., hereby approves the Venoco, Inc. Amended and Restated 2005 Stock Incentive Plan as set forth above.

Dated: May 9, 2006

/s/ Timothy M. Marquez
Timothy M. Marquez, Trustee of the
Marquez Trust, under Trust Agreement
dated February 26, 2002, as amended